UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 6, 2012

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35121 (Commission File Number)	27-1840403 (I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 9, 2012, Air Lease Corporation (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2011.

The information in this Item 2.02 and the related information in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2012, James C. Clarke resigned as Senior Vice President and Chief Financial Officer of the Company to pursue other interests.  Mr. Clarke’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s financial condition or financial reporting.

On March 8, 2012, the Board of Directors of the Company appointed Gregory B. Willis to serve as Senior Vice President and Chief Financial Officer of the Company.  Mr. Willis, age 33, has served as the Company’s Vice President, Finance, and Chief Accounting Officer since March 2010.  From 2007 to 2010, he served as the Director of Accounting Policy at International Lease Finance Corporation (“ILFC”).  Prior to ILFC, he served as the Vice President of Alternative Investments at Mellon Financial Corporation from 2005 to 2007, where he was responsible for administering the accounting and tax functions for private equity and distressed debt funds.

The Compensation Committee of the Board of Directors of the Company has approved an annual base salary for Mr. Willis of $360,000 and granted Mr. Willis 8,184 restricted stock units, 50% of which vest based on attainment of certain book value goals and 50% of which vest based on attainment of certain total stockholder return goals.

A copy of the press release announcing the financial results for the quarter and fiscal year ended December 31, 2011, Mr. Clarke’s resignation and Mr. Willis’s appointment as the Company’s Senior Vice President and Chief Financial Officer is filed as Exhibit 99.1 to this report and incorporated herein by reference..

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits

Exhibit 99.1             Press release dated March 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: March 9, 2012	/s/ Gregory B. Willis
Gregory B. Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                                         Press release dated March 9, 2012